Note 12 - Leases - Maturity Schedule of Operating Lease Liabilities (Details) $ in Thousands	Dec. 31, 2022 USD ($)
2023	$ 6,104
2024	4,360
2025	2,817
2026	2,159
2027	1,373
Thereafter	1,887
Total future lease payments	18,700
Less: Present value adjustment	(1,960)
Long-term Operating Lease Liabilities [Member]
Present value of future lease payments (1)	$ 16,740	[1]

[1]	Includes the current portion of operating lease liabilities of $5.4 million, which is reflected in accrued expenses and other liabilities in the consolidated balance sheets.